EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHI Singer Island LLC	Delaware
22.	CCMH Atlanta Marquis LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Houston AP LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH IHP LLC	Delaware
40.	CCMH Kansas City AP LLC	Delaware
41.	CCMH Key Bridge LLC	Delaware
42.	CCMH Lenox LLC	Delaware
43.	CCMH Manhattan Beach LLC	Delaware
44.	CCMH Marina LLC	Delaware
45.	CCMH McDowell LLC	Delaware
46.	CCMH Memphis LLC	Delaware
47.	CCMH Metro Center LLC	Delaware
48.	CCMH Minneapolis LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

49.	CCMH Moscone LLC	Delaware
50.	CCMH Newark LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newport Beach LLC	Delaware
53.	CCMH Newport Beach Suites LLC	Delaware
54.	CCMH O’Hare AP LLC	Delaware
55.	CCMH O’Hare Suites LLC	Delaware
56.	CCMH Orlando LLC	Delaware
57.	CCMH Palm Desert LLC	Delaware
58.	CCMH Park Ridge LLC	Delaware
59.	CCMH Pentagon RI LLC	Delaware
60.	CCMH Perimeter LLC	Delaware
61.	CCMH Philadelphia AP LLC	Delaware
62.	CCMH Philadelphia Mkt. LLC	Delaware
63.	CCMH Portland LLC	Delaware
64.	CCMH Potomac LLC	Delaware
65.	CCMH Properties II LLC	Delaware
66.	CCMH Quorum LLC	Delaware
67.	CCMH Riverwalk LLC	Delaware
68.	CCMH Rocky Hill LLC	Delaware
69.	CCMH San Diego LLC	Delaware
70.	CCMH San Fran AP LLC	Delaware
71.	CCMH Santa Clara LLC	Delaware
72.	CCMH Scottsdale Suites LLC	Delaware
73.	CCMH Tampa AP LLC	Delaware
74.	CCMH Tampa Waterside LLC	Delaware
75.	CCMH Times Square LLC	Delaware
76.	CCMH Westfields LLC	Delaware
77.	CCRC Amelia Island LLC	Delaware
78.	CCRC Buckhead/Naples LLC	Delaware
79.	CCRC Dearborn LLC	Delaware
80.	CCRC Marina LLC	Delaware
81.	CCRC Naples Golf LLC	Delaware
82.	CCRC Phoenix LLC	Delaware
83.	CCRC San Francisco LLC	Delaware
84.	CCRC Tysons LLC	Delaware
85.	CCSH Atlanta LLC	Delaware
86.	CCSH Chicago LLC	Delaware
87.	Chesapeake Hotel Limited Partnership	Delaware
88.	Cincinnati Plaza LLC	Delaware
89.	City Center Hotel Limited Partnership	Minnesota
90.	CLDH Meadowvale, Inc.	Ontario
91.	CLMH Airport, Inc.	Ontario
92.	CLMH Calgary, Inc.	Ontario
93.	CLMH Eaton Centre, Inc.	Ontario
94.	DS Hotel LLC	Delaware
95.	Durbin LLC	Delaware
96.	East Side Hotel Associates, L.P.	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

97.	Elcrisa S.A. de C.V.	Mexico
98.	Euro JV Manager B.V.	Netherlands
99.	Euro JV Manager LLC	Delaware
100.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
101.	Fernwood Atlanta Corporation	Delaware
102.	GLIC, LLC	Hawaii
103.	Hanover Hotel Acquisition Corp.	Delaware
104.	Harbor-Cal S.D.	California
105.	Harbor-Cal S.D. Partner LLC	California
106.	HHR 42 Associates, L.P.	Delaware
107.	HHR 42 Associates PP LLC	Delaware
108.	HHR 42 Associates GP LLC	Delaware
109.	HHR Assets LLC	Delaware
110.	HHR Auckland Limited	New Zealand
111.	HHR BT Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
112.	HHR Capital Wellington NTL Limited	New Zealand
113.	HHR Christchurch IB Limited	New Zealand
114.	HHR Christchurch NTL Limited	New Zealand
115.	HHR Conventions Pty Ltd.	Australia
116.	HHR Euro II GP B.V.	Netherlands
117.	HHR Fourth Avenue GP LLC	Delaware
118.	HHR Fourth Avenue Limited Partnership	Delaware
119.	HHR GHDC GP LLC	Delaware
120.	HHR GHDC Limited Partnership	Delaware
121.	HHR Harbor Beach LLC	Delaware
122.	HHR Holdings Coöperatief U.A.	Netherlands
123.	HHR Holdings Pty Ltd.	Australia
124.	HHR Hotel Services Pty Ltd.	Australia
125.	HHR Investment II Coöperatief U.A.	Netherlands
126.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
127.	HHR Lauderdale Beach Limited Partnership	Delaware
128.	HHR Melbourne Hotel Pty Ltd	Delaware
129.	HHR Member II LLC	Delaware
130.	HHR Nashville LLC	Delaware
131.	HHR New Zealand Holdings Limited	New Zealand
132.	HHR Naples LLC	Delaware
133.	HHR Naples Golf LLC	Delaware
134.	HHR Newport Beach LLC	Delaware
135.	HHR Queenstown Limited	New Zealand
136.	HHR Rio Holdings LLC	Delaware
137.	HHR Rocky Hill L.P.	Delaware
138.	HHR Sao Paulo Investimentos Hoteleiros Ltda.	Brazil
139.	HHR Singer Island GP LLC	Delaware
140.	HHR Singer Island Limited Partnership	Delaware
141.	HHR Union Square Ventures LLC	Delaware
142.	HHR Wellington IB Limited	New Zealand
143.	HHR WRN GP LLC	Delaware
144.	HHR WRN Limited Partnership	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

145.	HMA Realty Limited Partnership	Delaware
146.	HMA-GP LLC	Delaware
147.	HMC Airport, Inc.	Delaware
148.	HMC Amelia II LLC	Delaware
149.	HMC AP Canada Company	Nova Scotia
150.	HMC AP GP LLC	Delaware
151.	HMC AP LP	Delaware
152.	HMC Atlanta LLC	Delaware
153.	HMC BN Corporation	Delaware
154.	HMC Burlingame Hotel LP	California
155.	HMC Burlingame LLC	Delaware
156.	HMC Cambridge LP	Delaware
157.	HMC Capital Resources LP	Delaware
158.	HMC Charlotte (Calgary) Company	Nova Scotia
159.	HMC Charlotte GP LLC	Delaware
160.	HMC Charlotte LP	Delaware
161.	HMC Chicago Lakefront LLC	Delaware
162.	HMC Chicago LLC	Delaware
163.	HMC Copley LP	Delaware
164.	HMC Desert LLC	Delaware
165.	HMC Diversified American Hotels, L.P.	Delaware
166.	HMC Diversified LLC	Delaware
167.	HMC DSM LLC	Delaware
168.	HMC East Side LLC	Delaware
169.	HMC Gateway, Inc.	Delaware
170.	HMC Gateway LP	Delaware
171.	HMC Grace (Calgary) Company	Nova Scotia
172.	HMC Grand LP	Delaware
173.	HMC Headhouse Funding LLC	Delaware
174.	HMC Host Atlanta, Inc.	Delaware
175.	HMC Host Restaurants LLC	Delaware
176.	HMC Hotel Development LP	Delaware
177.	HMC Hotel Properties II Limited Partnership	Delaware
178.	HMC Hotel Properties Limited Partnership	Delaware
179.	HMC HT LP	Delaware
180.	HMC JWDC GP LLC	Delaware
181.	HMC Kea Lani LP	Delaware
182.	HMC Lenox LP	Delaware
183.	HMC Manhattan Beach LLC	Delaware
184.	HMC Market Street LLC	Delaware
185.	HMC Maui LP	Delaware
186.	HMC McDowell LP	Delaware
187.	HMC MDAH One Corporation	Delaware
188.	HMC MHP II, Inc.	Delaware
189.	HMC Mexpark LLC	Delaware
190.	HMC MHP II LLC	Delaware
191.	HMC NGL LP	Delaware
192.	HMC O’Hare Suites Ground LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

193.	HMC OLS I LLC	Delaware
194.	HMC OLS I L.P.	Delaware
195.	HMC OLS II L.P.	Delaware
196.	HMC OP BN LP	Delaware
197.	HMC Palm Desert LLC	Delaware
198.	HMC Partnership Properties LLC	Delaware
199.	HMC PLP LLC	Delaware
200.	HMC Polanco LLC	Delaware
201.	HMC Potomac LLC	Delaware
202.	HMC Properties I LLC	Delaware
203.	HMC Property Leasing LLC	Delaware
204.	HMC Reston LP	Delaware
205.	HMC Retirement Properties, L.P.	Delaware
206.	HMC Seattle LLC	Delaware
207.	HMC SFO LP	Delaware
208.	HMC Suites Limited Partnership	Delaware
209.	HMC Suites LLC	Delaware
210.	HMC Times Square Hotel, L.P.	New York
211.	HMC Times Square Partner LLC	Delaware
212.	HMC Toronto Air Company	Nova Scotia
213.	HMC Toronto Airport GP LLC	Delaware
214.	HMC Toronto Airport LP	Delaware
215.	HMC Toronto EC Company	Nova Scotia
216.	HMC Toronto EC GP LLC	Delaware
217.	HMC Toronto EC LP	Delaware
218.	HMC/Interstate Manhattan Beach, L.P.	Delaware
219.	HMH General Partner Holdings LLC	Delaware
220.	HMH HPT CBM LLC	Delaware
221.	HMH HPT RIBM LLC	Delaware
222.	HMH Marina LLC	Delaware
223.	HMH Pentagon LP	Delaware
224.	HMH Restaurants LP	Delaware
225.	HMH Rivers, L.P.	Delaware
226.	HMH Rivers LLC	Delaware
227.	HMH WTC LLC	Delaware
228.	HMT Lessee Sub (Atlanta) LLC	Delaware
229.	HMT Lessee Sub (Palm Desert) LLC	Delaware
230.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
231.	HMT Lessee Sub I LLC	Delaware
232.	HMT Lessee Sub II LLC	Delaware
233.	HMT Lessee Sub III LLC	Delaware
234.	HMT Lessee Sub IV LLC	Delaware
235.	HMT SPE (Atlanta) Corporation	Delaware
236.	HMT SPE (Palm Desert) Corporation	Delaware
237.	Hopewell Associates, L.P.	Georgia
238.	Host Atlanta II LP	Delaware
239.	Host Atlanta Perimeter Ground GP LLC	Delaware
240.	Host Atlanta Perimeter Ground LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

241.	Host CAD Business Trust	Maryland
242.	Host California Corporation	Delaware
243.	Host Cambridge GP LLC	Delaware
244.	Host Capitol Hill LLC	Delaware
245.	Host Cincinnati Hotel LLC	Delaware
246.	Host Cincinnati II LLC	Delaware
247.	Host City Center GP LLC	Delaware
248.	Host CLP Business Trust	Maryland
249.	Host CLP LLC	Delaware
250.	Host Copley GP LLC	Delaware
251.	Host Dallas Quorum Ground GP LLC	Delaware
252.	Host Dallas Quorum Ground LP	Delaware
253.	Host Denver Hotel Company	Delaware
254.	Host Denver LLC	Delaware
255.	Host DSM Limited Partnership	Delaware
256.	Host Financing LLC	Delaware
257.	Host FJD Business Trust	Maryland
258.	Host Fourth Avenue LLC	Delaware
259.	Host GH Atlanta GP LLC	Delaware
260.	Host Grand GP LLC	Delaware
261.	Host Hanover Hotel Corporation	Delaware
262.	Host Harbor Island Corporation	Delaware
263.	Host Holding Business Trust	Maryland
264.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
265.	Host Hotel Limited	United Kingdom
266.	Host Houston Briar Oaks, L.P.	Delaware
267.	Host Indianapolis GP LLC	Delaware
268.	Host Indianapolis Hotel Member LLC	Delaware
269.	Host Indianapolis I LP	Delaware
270.	Host Indianapolis LP	Delaware
271.	Host Kea Lani GP LLC	Delaware
272.	Host Kierland GP LLC	Delaware
273.	Host Kierland LP	Delaware
274.	Host La Jolla LLC	Delaware
275.	Host Lenox Land GP LLC	Delaware
276.	Host Los Angeles GP LLC	Delaware
277.	Host Los Angeles LP	Delaware
278.	Host Maui GP LLC	Delaware
279.	Host Maui Developer LLC	Delaware
280.	Host Maui Vacation Ownership LLC	Delaware
281.	Host McDowell GP LLC	Delaware
282.	Host Melbourne LLC	Delaware
283.	Host Mission Hills Hotel LP	Delaware
284.	Host Mission Hills II LLC	Delaware
285.	Host Moscone GP LLC	Delaware
286.	Host Needham Hotel LP	Delaware
287.	Host Needham II LLC	Delaware
288.	Host NY Downtown GP LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

289.	Host O’Hare Suites Ground GP LLC	Delaware
290.	Host of Boston, Ltd.	Massachusetts
291.	Host of Houston 1979 LP	Delaware
292.	Host of Houston LP	Delaware
293.	Host OP BN GP LLC	Delaware
294.	Host MHP Two Corporation	Delaware
295.	Host Park Ridge LLC	Delaware
296.	Host Pentagon GP LLC	Delaware
297.	Host PLN Business Trust	Maryland
298.	Host Properties, Inc.	Delaware
299.	Host Realty Hotel LLC	Delaware
300.	Host Realty LLC	Delaware
301.	Host Realty Partnership, L.P.	Delaware
302.	Host Restaurants GP LLC	Delaware
303.	Host Reston GP LLC	Delaware
304.	Host San Diego Hotel LLC	Delaware
305.	Host San Diego LLC	Delaware
306.	Host Santa Clara GP LLC	Delaware
307.	Host SFO GP LLC	Delaware
308.	Host SH Boston Corporation	Massachusetts
309.	Host South Coast GP LLC	Delaware
310.	Host Swiss GP LLC	Delaware
311.	Host Tampa GP LLC	Delaware
312.	Host Times Square GP LLC	Delaware
313.	Host Times Square LP	Delaware
314.	Host UK Business Trust	Maryland
315.	Host WLS Nashville LLC	Delaware
316.	Host Waltham Hotel LP	Delaware
317.	Host Waltham II LLC	Delaware
318.	Host WNY GP LLC	Delaware
319.	Hotel Properties Management, Inc.	Delaware
320.	Hotelera Host San Cristobal Limitada	Chile
321.	Hotels Union Square LLC	Delaware
322.	HP Nashville LLC	Delaware
323.	HP Nashville TRS, Inc.	Delaware
324.	HST Asia/Australia Asset Manager LLC	Delaware
325.	HST Asia/Australia LLC	Delaware
326.	HST Euro II LP B.V.	Netherlands
327.	HST EBT Euro Holdings B.V.	Netherlands
328.	HST GP LAX LLC	Delaware
329.	HST GP Mission Hills LLC	Delaware
330.	HST GP San Diego LLC	Delaware
331.	HST GP South Coast LLC	Delaware
332.	HST GP SR Houston LLC	Delaware
333.	HST Grand Central LLC	Delaware
334.	HST I LLC	Delaware
335.	HST II LLC	Delaware
336.	HST III LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

337.	HST Kierland LLC	Delaware
338.	HST Lessee Boston LLC	Delaware
339.	HST Lessee Cincinnati LLC	Delaware
340.	HST Lessee CMBS LLC	Delaware
341.	HST Lessee Denver LLC	Delaware
342.	HST Lessee Indianapolis LLC	Delaware
343.	HST Lessee Keystone LLC	Delaware
344.	HST Lessee LAX LP	Delaware
345.	HST Lessee Mission Hills LP	Delaware
346.	HST Lessee Needham LLC	Delaware
347.	HST Lessee San Diego LP	Delaware
348.	HST Lessee SNYT LLC	Delaware
349.	HST Lessee South Coast LP	Delaware
350.	HST Lessee SR Houston LP	Delaware
351.	HST Lessee Waltham LLC	Delaware
352.	HST Lessee West Seattle LLC	Delaware
353.	HST Lessee WNY LLC	Delaware
354.	HST Lessee WSeattle LLC	Delaware
355.	HST LP Euro B.V.	Netherlands
356.	HST LT LLC	Delaware
357.	HST RHP LLC	Delaware
358.	HST San Diego HH Lessee GP LLC	Delaware
359.	HST San Diego HH LP	Delaware
360.	HST Union Square LLC	Delaware
361.	HST WRN LLC	Delaware
362.	HST Sub-Owner LLC	Delaware
363.	IHP Holdings Partnership LP	Pennsylvania
364.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
365.	Ivy Street Hopewell LLC	Delaware
366.	Ivy Street Hotel Limited Partnership	Georgia
367.	Ivy Street LLC	Delaware
368.	JWDC Limited Partnership	Delaware
369.	JWDC LP Holdings Limited Partnership	Delaware
370.	Lauderdale Beach Association	Florida
371.	Manchester Grand Resorts, Inc.	California
372.	Manchester Grand Resorts, L.P.	California
373.	Market Street Host LLC	Delaware
374.	Marriott Mexico City Partnership, G.P.	Delaware
375.	MFI Liquidating Agent LLC	Delaware
376.	MDSM Finance LLC	Delaware
377.	MHP Acquisition Corp.	Delaware
378.	MHP II Acquisition Corp.	Delaware
379.	MOHS Corporation	Delaware
380.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
381.	New Market Street LP	Delaware
382.	Pacific Gateway, Ltd.	California
383.	Pacifica Partners Private Limited	Singapore
384.	Philadelphia Airport Hotel Corporation	Pennsylvania

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

385.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
386.	Philadelphia Airport Hotel LLC	Delaware
387.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
388.	Philadelphia Market Street Hotel Corporation	Delaware
389.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
390.	PM Financial LLC	Delaware
391.	PM Financial LP	Delaware
392.	Potomac Hotel Limited Partnership	Delaware
393.	RHP Foreign Lessee LLC	Delaware
394.	Rockledge HMC BN LLC	Delaware
395.	Rockledge HMT LLC	Delaware
396.	Rockledge Hotel LLC	Delaware
397.	Rockledge Hotel Properties, Inc.	Delaware
398.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
399.	Rockledge Manhattan Beach LLC	Delaware
400.	Rockledge Minnesota LLC	Delaware
401.	Rockledge NY Times Square LLC	Delaware
402.	Rockledge Potomac LLC	Delaware
403.	Rockledge Riverwalk LLC	Delaware
404.	Rockledge Square 254 LLC	Delaware
405.	S.D. Hotels LLC	Delaware
406.	S.D. Hotels, Inc.	Delaware
407.	Santa Clara Host Hotel Limited Partnership	Delaware
408.	Seattle Host Hotel Company LLC	Delaware
409.	Servimarr, S.A. de C.V.	Mexico
410.	SNYT LLC	Delaware
411.	South Coast Host Hotel LP	Delaware
412.	Starlex LP	Delaware
413.	Tiburon Golf Ventures Limited Partnership	Delaware
414.	Timeport, L.P.	Georgia
415.	Times Square GP LLC	Delaware
416.	Timewell Group, L.P.	Georgia
417.	W&S Realty Corporation of Delaware	Delaware
418.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
419.	YBG Associates LP	Delaware